UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06570

Name of Fund: BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New Jersey Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 07/31/2016

Item 1 –	Report to Stockholders

JULY 31, 2016

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and the divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. But markets recovered swiftly in July as economic data suggested that the negative impact had thus far been contained to the United Kingdom and investors returned to risk assets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.29%	5.61%
U.S. small cap equities (Russell 2000® Index)	18.76	0.00
International equities (MSCI Europe, Australasia, Far East Index)	8.25	(7.53)
Emerging market equities (MSCI Emerging Markets Index)	19.52	(0.75)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.22
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	8.53
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	4.54	5.94
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.27	7.06
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	13.84	5.01
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the Fed that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the U.K.’s decision to leave the European Union), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended July 31, 2016, municipal bond funds garnered net inflows of approximately $49 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $386 billion (though lower than the $417 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 59%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of July 31, 2016
6 months: 3.27%
12 months: 7.06%

A Closer Look at Yields

From July 31, 2015 to July 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 100 basis points (“bps”) from 3.12% to 2.12%, while 10-year rates fell by 79 bps from 2.19% to 1.40% and 5-year rates decreased 46 bps from 1.30% to 0.84% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 90 bps and the spread between 2- and 10-year maturities flattening by 69 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	5

Fund Summary as of July 31, 2016	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2016 ($15.75)[1]	3.79%
Tax Equivalent Yield[2]	7.67%
Current Monthly Distribution per Common Share[3]	$0.0498
Current Annualized Distribution per Common Share[3]	$0.5976
Economic Leverage as of July 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MNE[1,2]	16.99%	10.97%
Lipper Intermediate Municipal Debt Funds[3]	13.92%	8.84%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New York municipal bonds performed well in the period, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

At a time of falling yields, the Fund’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in the transportation, education, health care, and utilities sectors made positive contributions to performance.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Fund’s exposure to these higher-yielding bonds contributed to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Fund utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

6	ANNUAL REPORT	JULY 31, 2016

BlackRock Muni New York Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$15.75	$14.07	11.94%	$16.34	$13.67
Net Asset Value	$16.32	$15.37	6.18%	$16.52	$15.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	25%	19%
Education	21	15
County/City/Special District/School District	21	17
Health	12	12
State	7	11
Utilities	6	12
Corporate	4	9
Housing	3	4
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	10%	9%
AA/Aa	48	50
A	23	22
BBB/Baa	12	9
BB/Ba	3	5
N/R2	4	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	2%
2017	3
2018	6
2019	8
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	7

Fund Summary as of July 31, 2016	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE MKT	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2016 ($17.68)[1]	4.21%
Tax Equivalent Yield[2]	7.79%
Current Monthly Distribution per Common Share[3]	$0.062
Current Annualized Distribution per Common Share[3]	$0.744
Economic Leverage as of July 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.97%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MZA[1,2]	9.96%	10.11%
Lipper Other States Municipal Debt Funds[3]	20.84%	10.74%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

Arizona’s municipal bond market performed well due to a favorable balance of low new-issue supply and elevated investor demand, but it fell just short of the return for the major national indices. The state’s economy is doing well, and its municipalities continued to employ conservative debt management. While this provided support for Arizona municipal bonds, it also caused the market to have higher average credit quality and a shorter average maturity relative to the nation as a whole. Given investors’ preference for lower-quality and longer-term bonds, these characteristics caused the market to underperform slightly.

•

The Fund’s duration exposure made the largest contribution to absolute performance. (Duration is a measure of interest-rate sensitivity.) The municipal yield curve flattened aggressively in the second half of the reporting period, indicating outperformance for longer-term bonds. In this environment, the Fund’s exposure to the long end of the curve benefited performance. Additionally, the Fund’s return was helped by its allocation to the education and utilities sectors. Positions in lower-quality securities, which continued to experience tightening yield spreads, were further contributors. The use of leverage helped augment returns at a time of strong market performance.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the strength in the Treasury market.

8	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$17.68	$16.90	4.62%	$18.92	$15.91
Net Asset Value	$15.42	$14.72	4.76%	$15.58	$14.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Utilities	22%	22%
County/City/Special District/School District	20	24
Education	20	16
Corporate	12	12
Health	12	11
State	9	12
Transportation	3	3
Tobacco	2	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	10%	11%
AA/Aa	55	55
A	15	23
BBB/Baa	10	2
BB/Ba	6	4
N/R2	4	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 4%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	3%
2017	1
2018	25
2019	9
2020	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	9

Fund Summary as of July 31, 2016	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2016 ($17.43)[1]	4.82%
Tax Equivalent Yield[2]	9.82%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of July 31, 2016[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYC[1,2]	19.86%	11.07%
Lipper California Municipal Debt Funds[3]	22.31%	11.51%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance for the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. California municipal bonds outperformed the broader national tax-exempt market thanks to the state’s sound financial condition, robust employment growth and rising personal income. California municipals were also boosted by the favorable balance of supply and demand in the market.

•

The Fund was helped by its exposure to the long end of the yield curve, where performance was strongest. The portfolio’s fully invested posture and low level of cash reserves was an additional positive in the rising market.

•

Investments in AA-rated credits in the school district, transportation and health care sectors also aided results. AA-rated bonds generally experienced rising valuations thanks to California’s improving credit profile. At the sector level, allocations to the health care and utilities made the largest contributions to performance.

•

The Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Fund utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

10	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$17.43	$15.47	12.67%	$17.73	$15.25
Net Asset Value	$17.07	$16.35	4.40%	$17.30	$16.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
County/City/Special District/School District	39%	42%
Education	15	15
Health	14	13
Utilities	11	14
State	9	6
Transportation	7	7
Tobacco	3	1
Corporate	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	4%	4%
AA/Aa	71	72
A	21	21
BBB/Baa	1	2
BB/Ba	1	1
B/B	1	—
N/R2	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	8
2018	11
2019	16
2020	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	11

Fund Summary as of July 31, 2016	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2016 ($17.02)[1]	5.50%
Tax Equivalent Yield[2]	9.72%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Economic Leverage as of July 31, 2016[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYF[1,2]	23.41%	9.24%
Lipper General & Insured Municipal Debt Funds (Leveraged) Funds[3]	21.89%	11.98%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. In addition, lower-rated securities generally outpaced their higher-quality counterparts.

•

The Fund continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage also amplifies the effect of interest rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

Positions in securities with maturities of 25 years and above generated significant returns amid the outperformance of longer-term issues. The Fund’s allocation to investment grade bonds, which represent the bulk of the holdings in the portfolio, contributed significantly to overall results. Investments in the transportation, health care and utilities sectors were also strong performers.

•

Despite producing generous yields compared to current market rates, the Fund’s more seasoned holdings detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund’s positions in shorter-term bonds detracted somewhat due to the underperformance of this segment of the yield curve.

•

The Fund utilized U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance due to the positive return for the Treasury market.

12	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$17.02	$14.67	16.02%	$17.04	$14.45
Net Asset Value	$16.03	$15.61	2.69%	$16.18	$15.37

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	30%	27%
County/City/Special District/School District	19	20
Utilities	15	16
Health	14	14
Education	8	7
State	6	7
Corporate	3	4
Tobacco	3	3
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	8%	7%
AA/Aa	55	58
A	26	25
BBB/Baa	6	6
BB/Ba	1	1
B	1	—
N/R2	3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	1%
2017	1
2018	13
2019	30
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	13

Fund Summary as of July 31, 2016	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information
Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2016 ($17.49)[1]	5.15%
Tax Equivalent Yield[2]	10.00%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Economic Leverage as of July 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MYJ[1,2]	25.78%	11.95%
Lipper New Jersey Municipal Debt Funds[3]	21.92%	11.82%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated strong performance in the annual period. Municipals were aided by the sharp decline in Treasury yields, which was brought about by the slow global economy and the accommodative policies of the world’s central banks. (Bond prices rise as yields fall.) The gains were largely concentrated among intermediate- and longer-term bonds, while shorter-term issues produced much smaller returns. New Jersey municipal bonds performed particularly well as a result of the highly favorable supply-and-demand profile in the state’s market.

•

At a time of falling yields, the Fund’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity.) The Fund’s positions in the tax-backed (state and local), transportation, education and corporate sectors made positive contributions to performance. The Fund’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also aided returns.

•

Lower-rated bonds within the investment grade category outperformed during the period. In addition to offering higher incremental yield, the market segment benefited from a tightening of yield spreads that was fueled in part by investors’ elevated appetite for risk. In this environment, the Fund’s exposure to these higher-yielding bonds was a positive contributor to performance.

•	Leverage amplifies the effect of interest-rate movements, which was a positive to performance during the past 12 months given that yields declined.

•

The Fund utilized a mix of U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance at a time in which the Treasury market finished with positive returns.

14	ANNUAL REPORT	JULY 31, 2016

BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/16	7/31/15	Change	High	Low
Market Price	$17.49	$14.72	18.82%	$17.62	$14.39
Net Asset Value	$16.93	$16.01	5.75%	$17.13	$15.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	7/31/16	7/31/15
Transportation	35%	35%
Education	18	19
County/City/Special District/School District	17	15
State	14	15
Corporate	7	7
Health	6	6
Housing	2	2
Utilities	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	7/31/16	7/31/15
AAA/Aaa	—	3%
AA/Aa	44%	39
A	43	46
BBB/Baa	10	9
BB/Ba	2	1
N/R2	1	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	3%
2017	5
2018	10
2019	12
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

ANNUAL REPORT	JULY 31, 2016	15

Schedule of Investments July 31, 2016	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 125.3%
Corporate — 6.9%
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 6/01/30	$385	$472,049
Pratt Paper, Inc. Project, AMT, 4.50%, 1/01/25 (a)	500	555,560
The Packer Collegiate Institute Project, 5.00%, 6/01/35	250	297,970
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	500	641,550
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (a)	500	513,145
State of New York Energy Research & Development Authority, Refunding RB, Rochester Gas & Electric Corp., Series C (NPFGC), 5.00%, 8/01/32 (b)	1,000	1,000,000
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	1,000	1,232,570

		4,712,844
County/City/Special District/School District — 21.7%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/24	1,000	1,086,660
City of New York New York, GO, Refunding, Series E:
5.25%, 8/01/22	2,000	2,469,300
5.00%, 8/01/30	1,250	1,511,587
City of New York New York, GO:
Sub-Series A-1, 5.00%, 8/01/33	700	850,409
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,688,250
Sub-Series I-1, 5.13%, 4/01/25	750	835,005
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	1,000	1,013,980
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	750	863,745
City of Yonkers New York, GO, Refunding Series B, 5.00%, 8/01/24	490	606,380
County of Nassau New York, GO, Series A, 5.00%, 1/01/32	1,000	1,224,690
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/33	300	367,596
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,182,400
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	20	24,912
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,176,920

		14,901,834
Education — 29.5%
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/33	2,000	2,398,800

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of New York New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 7/01/32	$500	$609,795
County of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,204,810
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/30	1,000	1,208,100
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 3/01/21	1,000	1,120,480
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	500	590,105
New York State Dormitory Authority, Refunding RB, Pace University, Series A, 5.00%, 5/01/27	980	1,117,004
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	500	536,155
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	142,829
Fordham University, Series A, 5.25%, 7/01/25	500	586,960
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	1,000	1,220,260
Mount Sinai School of Medicine, 5.50%, 7/01/19 (c)	1,000	1,136,720
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	250	306,210
Series A, 5.00%, 3/15/32	1,000	1,231,100
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	1,000	1,062,820
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 7/01/29	375	457,043
Fordham University, 5.00%, 7/01/30	300	364,407
Series B, 5.00%, 7/01/31	1,500	1,861,875
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	1,050	1,296,298
The Culinary Institute of America, 5.00%, 7/01/28	500	575,835
Troy Capital Resource Corp., Refunding RB, 5.00%, 8/01/32	1,000	1,219,810

		20,247,416
Health — 18.0%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	500	594,665
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 4/01/21	215	248,910
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 7/01/25	1,000	1,150,770
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 4.63%, 11/01/16	800	806,568

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	COP	Certificates of Participation	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	RB	Revenue Bonds
BAM	Build America Mutual Assurance Co.	HFA	Housing Finance Agency	S/F	Single-Family
BARB	Building Aid Revenue Bonds	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency
CAB	Capital Appreciation Bonds	ISD	Independent School District

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	$910	$1,060,914
Remarketing, Series A, 5.00%, 11/01/30	580	663,004
Series B, 6.00%, 11/01/20 (c)	205	249,219
Series B, 6.00%, 11/01/30	35	40,748
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 3.00%, 1/01/18	500	512,080
Kendal On Hudson Project, 4.00%, 1/01/23	250	277,000
Kendal On Hudson Project, 5.00%, 1/01/28	875	1,014,151
Westchester Medical Center, 5.00%, 11/01/34	500	600,865
State of New York Dormitory Authority, RB, Series A:
New York State Association for Retarded Children, Inc., 5.30%, 7/01/23	450	509,144
New York University Hospitals Center, 5.00%, 7/01/20 (c)	1,000	1,164,380
State of New York Dormitory Authority, Refunding RB:
Columbia University, Series B, 5.00%, 10/01/31	250	321,745
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	250	276,595
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	581,520
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,270	1,551,749
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	750	755,122

		12,379,149
Housing — 2.0%
City of New York New York Housing Development Corp., RB, M/F Housing:
Series B1, 5.25%, 7/01/30	500	607,435
Series H-2-A, Remarketing, AMT, 5.00%, 11/01/30	780	805,069

		1,412,504
State — 6.3%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	636,674
State of New York Dormitory Authority, RB:
Haverstraw King’s Daughters Public Library, 5.00%, 7/01/26	1,015	1,181,125
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	600	637,518
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	250	302,198
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/22	1,000	1,115,690
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	400	483,516

		4,356,721
Tobacco — 0.9%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 5/15/34	500	589,060
Transportation — 34.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,176,160
Series A (NPFGC), 5.00%, 11/15/16 (c)	1,010	1,023,625
Series A-1, 5.25%, 11/15/33	500	618,565
Series B, 5.25%, 11/15/33	1,000	1,238,340
Series B (NPFGC), 5.25%, 11/15/19	860	984,855
Sub-Series B-1, 5.00%, 11/15/24	460	552,708
Sub-Series B-4, 5.00%, 11/15/24	300	360,462

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
New York State Thruway Authority, RB, Junior Lien, Series A, 5.00%, 1/01/34	$2,000	$2,447,480
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A (AMT), 5.00%, 7/01/34	1,000	1,162,260
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/26	1,000	1,110,470
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,000	1,142,630
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/21	2,000	2,375,380
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	500	533,080
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,188,030
Consolidated, 152nd Series, 5.00%, 11/01/24	1,000	1,066,160
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 1/01/37	660	772,352
Series K, 5.00%, 1/01/32	1,035	1,258,446
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	2,005	2,524,435
Series B-3, 5.00%, 11/15/33	500	624,230
Triborough Bridge & Tunnel Authority, Refunding RB, Series A:
5.00%, 11/15/24	1,000	1,247,960
5.00%, 1/01/27	500	600,615

		24,008,243
Utilities — 5.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD, 5.00%, 6/15/32	500	541,205
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/19 (c)	500	563,425
5.00%, 9/01/34	1,000	1,200,680
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 6/15/31	1,000	1,186,900

		3,492,210
Total Municipal Bonds in New York		86,099,981

Puerto Rico — 2.1%
Housing — 2.1%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,360	1,463,238
Total Municipal Bonds — 127.4%		87,563,219

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 26.8%
County/City/Special District/School District — 10.5%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	599	672,308

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	17

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York, GO:
Series I, 5.00%, 3/01/32	$991	$1,203,551
Sub-Series G-1, 5.00%, 4/01/29	750	897,405
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,409,389

		7,182,653
Education — 2.8%
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	1,500	1,903,410
State — 4.4%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,241,084
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	1,499	1,811,889

		3,052,973
Transportation — 4.2%
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (c)	749	861,224
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	750	869,708
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	991	1,177,325

		2,908,257

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (continued)
Utilities — 4.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	$1,560	$1,840,176
Series A, 4.75%, 6/15/17 (c)	283	293,025
Series A, 4.75%, 6/15/30	1,217	1,261,485

		3,394,686
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.8%		18,441,979
Total Long-Term Investments (Cost — $96,578,096) — 154.2%		106,005,198

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.26% (e)(f)	315,667	315,667
Total Short-Term Securities (Cost — $315,667) — 0.5%		315,667
Total Investments (Cost — $96,893,763) — 154.7%		106,320,865
Other Assets Less Liabilities — 1.2%		822,085
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.0)%		(8,949,540)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.9)%		(29,481,557)

Net Assets Applicable to Common Shares — 100.0%		$68,711,853

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF New York Municipal Money Fund	970,820	(970,820)	—	—	$188
BlackRock Liquidity Funds, MuniCash	—	315,667	315,667	$315,667	156
Total				$315,667	$344

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(13)	5-Year U.S. Treasury Note	September 2016	$1,586,203	$99
(24)	10-Year U.S. Treasury Note	September 2016	$3,193,125	(17,290)
(7)	Long U.S. Treasury Bond	September 2016	$1,221,063	(35,704)
Total				$(52,895)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$99	—	$99
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$52,994	—	$52,994

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(227,044)	—	$(227,044)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(33,737)	—	$(33,737)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,394,293

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$106,005,198	—	$106,005,198
Short-Term Securities	$315,667	—	—	315,667

Total	$315,667	$106,005,198	—	$106,320,865

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$99	—	—	$99
Liabilities:
Interest rate contracts	(52,994)	—	—	(52,994)

Total	$(52,895)	—	—	$(52,895)

[1] See above Schedule of Investments for values in each sector.

[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	19

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$10,010	—	—	$10,010
Cash pledged for futures contracts	70,450	—	—	70,450
Liabilities:
TOB Trust Certificates	—	$(8,939,171)	—	(8,939,171)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

Total	$80,460	$(38,539,171)	—	$(38,458,711)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Arizona — 142.6%
Corporate — 18.2%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$4,350	$4,921,764
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,124,830
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	1,000	1,105,950
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,582,020
5.00%, 12/01/37	2,500	3,209,975

		12,944,539
County/City/Special District/School District — 32.8%
City of Tucson Arizona, COP (AGC), 5.00%, 7/01/19 (a)	1,000	1,123,850
County of Maricopa Arizona Community College District, GO, Series C, 3.00%, 7/01/22	1,000	1,053,760
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B (b):
5.50%, 7/01/29	480	610,853
5.50%, 7/01/30	400	508,436
County of Maricopa Arizona Unified School District No. 89 Dysart, GO, School Improvement Project of 2006, Series C, 6.00%, 7/01/28	1,000	1,102,030
County of Maricopa Unified School District No 11-Peoria, GO, 5.00%, 7/01/35	1,250	1,516,325
County of Mohave Arizona Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	1,000	1,124,780
County of Pinal Arizona, RB, 5.00%, 8/01/33	500	603,065
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 7/01/27	2,000	2,243,460
Gladden Farms Community Facilities District, GO, 5.50%, 7/15/31	750	751,890
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 8/01/31	1,155	1,245,483
Marana Municipal Property Corp., RB, Series A, 5.00%, 7/01/28	2,500	2,684,175
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 7/01/38	3,600	4,046,112
Town of Buckeye Arizona, RB, 5.00%, 7/01/43	4,000	4,739,000

		23,353,219
Education — 30.9%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/30	2,595	3,053,225
Arizona State University, RB, Series C (a):
6.00%, 7/01/18	970	1,070,541
6.00%, 7/01/18	745	822,219
6.00%, 7/01/18	425	469,051
6.00%, 7/01/18	400	441,460
Arizona State University, Refunding RB, 5.00%, 6/01/39	750	930,353
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 7/01/33	500	575,155
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	558,520
Great Hearts Academies Project, Series A, 5.00%, 7/01/44	2,000	2,239,720
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (c)	440	531,744
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 7/01/45 (c)	1,000	1,082,970
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46 (c)	1,500	1,623,285

Municipal Bonds	Par (000)	Value
Arizona (continued)
Education (continued)
City of Phoenix Arizona IDA, Refunding RB (continued):
Great Hearts Academies Projects, 5.00%, 7/01/46	$500	$565,630
Legacy Traditional School Projects, 5.00%, 7/01/45 (c)	500	535,255
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 7/01/47	1,000	1,107,990
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 7/01/39	500	609,230
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	3,000	3,506,520
Student & Academic Services LLC, RB, 5.00%, 6/01/39	1,400	1,663,046
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	500	564,990

		21,950,904
Health — 18.1%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41	500	560,315
Arizona Health Facilities Authority, Refunding RB:
5.00%, 12/01/42	1,750	2,080,313
Banner Health, Series D, 5.50%, 1/01/38	4,800	5,107,776
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	1,000	1,128,940
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	555,345
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	170	191,998
County of Maricopa Arizona IDA, Refunding RB, Samaritan Health Services, Series A (NPFGC), 7.00%, 12/01/16 (d)	235	240,139
County of Yavapai IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,180,610
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	500	582,310
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,000	1,241,730

		12,869,476
Housing — 0.2%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, AMT (Fannie Mae):
Series A-1, 5.75%, 5/01/40	20	21,486
Series A-2, 5.80%, 7/01/40	30	31,045
City of Phoenix & County of Pima Arizona IDA, Refunding RB, S/F Housing, AMT (Fannie Mae):
Series 1, 5.25%, 8/01/38	11	10,728
Series 2, 5.50%, 12/01/38	39	40,601
County of Maricopa Arizona IDA, RB, S/F Housing, Series 3-B, AMT (Ginnie Mae), 5.25%, 8/01/38	50	49,972

		153,832
State — 13.8%
Arizona Department of Transportation State Highway Fund, RB, Series B, 5.00%, 7/01/18 (a)	4,000	4,335,040
Arizona School Facilities Board, COP (a):
5.13%, 9/01/18	1,000	1,094,220
5.75%, 9/01/18	2,000	2,214,360
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 7/01/29	1,930	2,159,303

		9,802,923

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Municipal Bonds	Par (000)	Value
Arizona (continued)
Transportation — 4.3%
City of Phoenix Arizona Civic Improvement Corp., RB, Senior Lien, Series A, AMT, 5.00%, 7/01/33	$1,000	$1,076,360
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 7/01/40	1,000	1,129,770
Senior Lien, AMT, 5.00%, 7/01/32	700	822,255

		3,028,385
Utilities — 24.3%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, 5.00%, 7/01/40	3,500	4,223,800
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/22	2,000	2,185,600
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (a)	2,000	2,247,700
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 7/01/36	2,500	2,918,625
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	532,105
Gilbert Water Resource Municipal Property Corp., RB, Subordinate Lien (NPFGC), 5.00%, 10/01/17 (a)	900	947,106
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/30	45	45,141
Salt River Project Agricultural Improvement & Power District, RB, Series A:
5.00%, 1/01/24	1,000	1,061,180
5.00%, 1/01/38	660	699,310
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,454,740

		17,315,307
Total Municipal Bonds in Arizona		101,418,585

Municipal Bonds	Par (000)	Value
Puerto Rico — 2.6%
Tobacco — 2.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed, 5.63%, 5/15/43	$1,845	$1,819,705
Total Municipal Bonds — 145.2%		103,238,290

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 9.6%
Utilities — 9.6%
City of Mesa Arizona, RB, Utility System, 1.00%, 7/01/35	3,000	3,505,710
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,000	3,341,520
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 9.6%		6,847,230
Total Long-Term Investments (Cost — $99,159,243) — 154.8%		110,085,520

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.26% (f)(g)	776,573	776,573
Total Short-Term Securities (Cost — $776,573) — 1.1%		776,573
Total Investments (Cost — $99,935,816) — 155.9%		110,862,093
Other Assets Less Liabilities — 0.6%		411,124
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.2)%		(3,001,051)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.3)%		(37,139,104)

Net Assets Applicable to Common Shares — 100.0%		$71,133,062

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	776,573	776,573	$776,573	$606
FFI Institutional Tax-Exempt Fund	1,074,105	(1,074,105)	—	—	131
Total				$776,573	$737

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(4)	5-Year U.S. Treasury Note	September 2016	$488,062	$759
(11)	10-Year U.S. Treasury Note	September 2016	$1,463,516	(2,118)
(5)	Long U.S. Treasury Bond	September 2016	$872,188	(15,602)
(1)	Ultra U.S. Treasury Bond	September 2016	$190,531	627
Total				$(16,334)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,386	—	$1,386
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$17,720	—	$17,720

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(71,325)	—	$(71,325)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(16,334)	—	$(16,334)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,588,996

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$110,085,520	—	$110,085,520
Short-Term Securities	$776,573	—	—	776,573

Total	$776,573	$110,085,520		$110,862,093

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$1,386	—	—	$1,386
Liabilities:
Interest rate contracts	(17,720)	—	—	(17,720)

Total	$(16,334)	—	—	$(16,334)

[1] See above Schedule of Investments for values in each sector.

[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	23

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$42,000	—	—	$42,000
Liabilities:
TOB Trust Certificates	—	$(3,000,000)	—	(3,000,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

Total	$42,000	$(40,300,000)	—	$(40,258,000)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 77.7%
Corporate — 1.2%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	$4,000	$4,535,080
County/City/Special District/School District — 24.0%
Campbell Union High School District, GO, Election of 2006, Series C, 5.75%, 8/01/20 (a)	4,000	4,796,480
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,009,200
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E, 6.00%, 9/01/19 (a)	2,660	3,097,410
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,852,439
6.50%, 5/01/42	1,860	2,262,039
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	6,180,900
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,976,458
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/18 (a)	16,000	17,329,600
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,707,250
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	7,485	8,745,699
Oak Grove School District, GO, Election of 2008, Series A:
5.50%, 8/01/19 (a)	3,120	3,571,838
5.50%, 8/01/33	880	1,002,514
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/21 (a)	7,135	8,676,802
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/19 (a)	6,035	6,977,305
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/38	5,000	6,283,150
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	2,026,099
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 8/01/39	2,500	3,096,975

		87,592,158
Education — 5.3%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,945,850
San Francisco University, 6.13%, 10/01/36	1,745	2,156,925
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,318,810
California School Finance Authority, RB:
Alliance College-Ready Public Schools — 2023 Union LLC Project, Series A, 6.00%, 7/01/33	1,500	1,795,935
Alliance College-Ready Public Schools — 2023 Union LLC Project, Series A, 6.30%, 7/01/43	3,000	3,635,460
Value Schools, 6.65%, 7/01/33	595	695,097
Value Schools, 6.90%, 7/01/43	1,330	1,569,786
California State University, Refunding RB, Systemwide, Series A:
4.00%, 11/01/38	1,570	1,775,607
5.00%, 11/01/41	1,000	1,243,600

		19,137,070

Municipal Bonds	Par (000)	Value
California (continued)
Health — 13.6%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	$9,700	$11,338,912
Sutter Health, Series A, 5.00%, 8/15/52	3,750	4,415,550
Sutter Health, Series B, 6.00%, 8/15/42	7,530	9,008,741
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	10,000	11,451,900
California Statewide Communities Development Authority, RB, Series A:
Loma Linda University Medical Center, 5.25%, 12/01/56 (b)	3,000	3,487,950
Sutter Health, 6.00%, 8/15/42	8,110	9,745,463

		49,448,516
Housing — 1.0%
County of Santa Clara California Housing Authority, RB, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 8/01/41	3,500	3,505,040
State — 7.3%
State of California, GO, Various Purposes, 6.00%, 4/01/38	5,500	6,244,810
State of California Public Works Board, LRB:
Department of Developmental Services, Poterville, Series C, 6.25%, 4/01/34	1,610	1,843,241
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,517,600
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,903,596
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	4,400	5,184,300

		26,693,547
Tobacco — 4.5%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed:
Senior, Series A-1, 5.75%, 6/01/47	6,000	6,120,000
Series A, 5.00%, 6/01/45	7,000	8,441,510
Series A-1, 5.13%, 6/01/47	2,000	1,999,860

		16,561,370
Transportation — 8.2%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	5,215	5,963,353
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,707,307
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	3,605	4,038,537
City of San Jose California, RB, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,171,560
5.75%, 3/01/34	1,000	1,188,920
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	1,400	1,688,526
City of San Jose California, Refunding RB, Series A (AMBAC), 5.00%, 3/01/37	3,905	3,998,759
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,294,240
Senior Series B, 5.75%, 7/01/39	900	983,808
San Francisco Port Commission California, RB, Series A, 5.13%, 3/01/40	5,075	5,723,331

		29,758,341

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	25

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

Municipal Bonds	Par (000)	Value
California (continued)
Utilities — 12.6%
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	$4,000	$4,678,720
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	2,645	3,199,656
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,420	2,895,845
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/35	6,000	6,500,760
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	20,000	20,837,400
Oceanside Public Financing Authority, Refunding RB, Series A:
5.25%, 5/01/30	1,245	1,539,343
5.25%, 5/01/33	2,810	3,450,062
San Francisco City & County California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	2,480	2,815,792

		45,917,578
Total Municipal Bonds — 77.7%		283,148,700

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 88.5%
County/City/Special District/School District — 39.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,000	13,482,590
Chabot-Las Positas Community College District, GO, Refunding, 4.00%, 8/01/37	3,410	3,857,085
City of Los Angeles California, Refunding RB, Series A, 5.00%, 6/01/39	9,870	11,005,346
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	17,850	21,623,133
5.00%, 12/01/44	14,095	16,979,079
Los Angeles Community College District California, GO,
Election of 2001, Series E-1, 5.00%, 8/01/18 (a)	14,850	16,165,710
Election of 2008, Series C, 5.25%, 8/01/39 (d)	9,682	11,312,159
Los Angeles Community College District California, GO, Refunding, Series A, 6.00%, 8/01/19 (a)	3,828	4,439,625
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	18,516,826
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	7,732	8,791,334
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 8/01/38	15,520	18,143,656

		144,316,543
Education — 23.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	13,845	15,182,427

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (continued)
Education (continued)
California State University, Refunding RB, Series A:
5.00%, 11/01/43	$5,001	$6,153,098
Systemwide, 4.00%, 11/01/35	12,250	13,956,793
University of California, RB:
Series AM, 5.25%, 5/15/44	11,950	14,778,684
Series O, 5.75%, 5/15/19 (a)	2,806	3,204,993
University of California, Refunding RB:
5.00%, 5/15/38	4,000	4,993,880
Series I, 5.00%, 5/15/40	21,875	26,630,389

		84,900,264
Health — 8.8%
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	26,870	32,228,684
State — 7.8%
State of California, GO, Refunding Various Purposes:
4.00%, 9/01/34	13,790	15,810,235
5.00%, 9/01/35	10,115	12,716,859

		28,527,094
Transportation — 3.3%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 5/15/45	10,045	11,894,245
Utilities — 5.7%
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,098	15,680,013
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	4,748	5,144,369

		20,824,382
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 88.5%		322,691,212
Total Long-Term Investments (Cost — $551,756,467) — 166.2%		605,839,912

Short-Term Securities	Shares
Blackrock Liquidity Funds, MuniCash, Institutional Class, 0.26% (e)(f)	418,955	418,955
Total Short-Term Securities (Cost — $418,955) — 0.1%		418,955
Total Investments (Cost — $552,175,422) — 166.3%		606,258,867
Other Assets Less Liabilities — 1.6%		5,912,700
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (38.9)%		(141,896,059)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.0)%		(105,681,075)

Net Assets Applicable to Common Shares — 100.0%		$364,594,433

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC)

(d)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to August 1, 2018, is $14,709,726. See Note 4 of the Notes to Financial Statements for details.

(e)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF California Municipal Money Fund	3,733,443	(3,733,443)	—	—	$4
BlackRock Liquidity Funds, MuniCash	—	418,955	418,955	$418,955	830
Total				$418,955	$834

(f)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(25)	5-Year U.S. Treasury Note	September 2016	$3,050,391	$4,959
(53)	10-Year U.S. Treasury Note	September 2016	$7,051,484	15,059
(28)	Long U.S. Treasury Bond	September 2016	$4,884,250	(97,755)
Total				$(77,737)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$20,018	—	$20,018
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$97,755	—	$97,755

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(751,204)	—	$(751,204)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(45,402)	—	$(45,402)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,929,883

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	27

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$605,839,912	—	$605,839,912
Short-Term Securities	$418,955	—	—	418,955

Total	$418,955	$605,839,912	—	$606,258,867

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$20,018	—	—	$20,018
Liabilities:
Interest rate contracts	(97,755)	—	—	(97,755)

Total	$(77,737)	—	—	$(77,737)

[1] See above Schedule of Investments for values in each sector.

[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$199,500	—	—	$199,500
Liabilities:
TOB Trust Certificates	—	$(141,733,541)	—	(141,733,541)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

Total	$199,500	$(247,633,541)	—	$(247,434,041)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$612,111
Alaska — 0.8%
Alaska Municipal Bond Bank Authority, RB:
5.75%, 9/01/18 (a)	975	1,079,071
5.75%, 9/01/33	25	27,460
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	690	677,877

		1,784,408
California — 13.0%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,740	3,004,684
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,968,045
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	710	813,085
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (b):
5.00%, 12/01/41	330	379,483
5.00%, 12/01/46	405	463,891
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,065	1,304,455
2nd, 5.25%, 5/01/33	830	984,073
5.00%, 5/01/44	1,275	1,485,694
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	2,000	2,169,620
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	1,500	1,759,530
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,620	2,047,324
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/19 (a)	1,310	1,465,261
State of California, GO, Various Purposes, 6.00%, 3/01/33	2,535	2,991,528
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,260,660
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	835	1,031,534
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	625	778,231
University of California, Refunding RB, Regents of the University of California Medical Center Pooled Revenue, Series J, 5.25%, 5/15/38	3,730	4,535,568

		28,442,666
Colorado — 0.9%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,212,050
5.50%, 11/15/30	330	398,099
5.50%, 11/15/31	400	481,320

		2,091,469
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	563,085

Municipal Bonds	Par (000)	Value
Florida — 6.6%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	$675	$832,552
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	985	1,160,054
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,404,573
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,321,840
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	290	296,232
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	220	223,494
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,170	1,381,571
Series B, AMT, 6.25%, 10/01/38	525	668,141
Series B, AMT, 6.00%, 10/01/42	700	861,476
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,852,165
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,200	1,457,496

		14,459,594
Georgia — 0.4%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Series D:
6.00%, 7/01/18 (a)	650	717,242
6.00%, 1/01/23	230	253,350

		970,592
Hawaii — 1.2%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	485	588,446
5.25%, 8/01/26	525	636,248
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,135	1,331,888

		2,556,582
Illinois — 15.1%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,143,610
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	6,065	7,380,984
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,114,370
5.25%, 12/01/40	1,000	1,110,720
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	2,000	2,331,380
5.25%, 12/01/43	1,500	1,719,705
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,804,480
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,364,004
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	4,160	4,802,512
Presence Health Network, Series C, 5.00%, 2/15/36 (c)	135	153,935
Presence Health Network, Series C, 4.00%, 2/15/41 (c)	910	912,321

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	$1,370	$1,613,791
6.00%, 6/01/28	390	467,672
State of Illinois, GO:
5.25%, 2/01/32	2,200	2,444,530
5.50%, 7/01/33	1,000	1,124,590
5.50%, 7/01/38	415	462,381

		32,950,985
Indiana — 3.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	1,350	1,671,394
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	4,525	5,103,476

		6,774,870
Kansas — 1.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	3,275	3,756,556
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,200	1,393,032
Louisiana — 2.2%
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,500	1,831,500
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,708,999
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,195	1,317,523

		4,858,022
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	3,002,300
Massachusetts — 3.0%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,575	1,569,661
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 6/01/41	1,210	1,295,716
Series C, 5.35%, 12/01/42	1,650	1,750,964
Series F, 5.70%, 6/01/40	1,910	2,018,010

		6,634,351
Michigan — 2.7%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,805	2,148,221
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (a)	760	849,870
6.00%, 10/15/38	490	544,454
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,970	2,282,796

		5,825,341
Mississippi — 1.1%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,785	2,421,942
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	2,850	3,251,622

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$3,375	$3,905,584

		7,157,206
New Jersey — 4.3%
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond, AMT (AGM), 5.00%, 1/01/31	900	1,049,553
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	2,250	2,549,430
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	2,670	2,939,163
Series AA, 5.50%, 6/15/39	2,475	2,800,982

		9,339,128
New York — 1.4%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,100	1,164,427
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,650	1,876,578

		3,041,005
Ohio — 2.2%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,115	3,520,479
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,000	1,221,060

		4,741,539
Oklahoma — 0.4%
Tulsa Airports Improvement Trust, Refunding RB, American Airlines, Inc., AMT, 5.00%, 6/01/35 (d)	700	815,647
Pennsylvania — 5.1%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,214,933
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,125,470
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/45	1,000	1,192,340
Sub-Series A, 6.00%, 12/01/16 (a)	3,000	3,056,610
Sub-Series A, 5.63%, 12/01/31	2,455	2,872,865
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,766,025

		11,228,243
Rhode Island — 1.9%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	3,950	4,223,103
South Carolina — 4.5%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,505	3,086,912
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	1,955	2,366,664
5.50%, 7/01/41	1,000	1,177,760
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,280	1,500,672
South Carolina State Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,500	1,813,815

		9,945,823

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds	Par (000)	Value
Tennessee — 1.3%
Metropolitan Nashville Airport Authority, ARB, AMT, Series B:
5.00%, 7/01/43	$1,000	$1,179,530
5.00%, 7/01/40	1,350	1,597,050

		2,776,580
Texas — 9.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien (a):
5.75%, 1/01/21	1,000	1,209,790
6.00%, 1/01/21	2,600	3,173,586
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	1,800	1,943,082
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (a):
6.00%, 8/15/20	280	337,151
6.00%, 8/15/20	3,515	4,240,215
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	1,900	2,302,192
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,531,994
Series H, 5.00%, 11/01/37	1,535	1,746,339
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (a)	1,000	1,121,850
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	710	859,909
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,016,574

		20,482,682
Virginia — 1.8%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	560	654,063
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	800	909,752
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	2,090	2,496,651

		4,060,466
Wisconsin — 2.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	3,470	3,781,814
Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,155	1,261,607

		5,043,421
Total Municipal Bonds — 92.3%		201,952,749

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 19.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (a)	2,681	3,035,858
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	4,200	4,605,720
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	6,000	6,918,540

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (f)	$5,251	$6,135,210
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	7,697	8,925,617
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	790	888,947
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/19 (a)	8,412	9,624,937
University of California, RB, Series O, 5.75%, 5/15/19 (a)	3,001	3,427,800

		43,562,629
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	2,149	2,411,010
District of Columbia — 3.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	2,804	3,243,531
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (a)	3,507	3,875,810

		7,119,341
Florida — 1.9%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	4,212,402
Illinois — 3.6%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	5,300	5,872,506
State of Illinois Toll Highway Authority, RB, Series B, 5.50%, 1/01/18 (a)	1,750	1,871,958

		7,744,464
Nevada — 8.7%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	5,000	5,518,250
Series B, 5.50%, 7/01/29	5,668	6,413,229
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	6,070	7,131,097

		19,062,576
New Hampshire — 1.1%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (a)(f)	2,159	2,436,231
New Jersey — 3.5%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,249	2,394,973
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,000	4,192,960
Series B, 5.25%, 6/15/36 (f)	1,000	1,106,393

		7,694,326
New York — 16.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,408	5,297,483
Series FF, 5.00%, 6/15/45	3,859	4,528,048
Series FF-2, 5.50%, 6/15/40	2,505	2,837,664
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,758,799
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,290	1,525,157

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	31

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	$3,000	$3,703,628
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	5,255,003
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	2,560	3,097,356
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	5,700	6,355,386

		35,358,524
South Carolina — 1.7%
South Carolina Public Service Authority, Refunding RB, Series A (a)(f):
5.50%, 1/01/19	2,986	3,334,039
5.50%, 1/01/19	258	288,342

		3,622,381
Texas — 6.7%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/19 (a)(f)	3,989	4,444,711
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	6,130,026
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,480	4,158,252

		14,732,989

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Utah — 1.0%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,994	$2,194,545
Virginia — 0.9%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,976,504
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 69.6%		152,127,922
Total Long-Term Investments (Cost — $313,226,003) — 161.9%		354,080,671

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.26% (g)(h)	1	1
Total Short-Term Securities (Cost — $1) — 0.0%		1
Total Investments (Cost — $313,226,004) — 161.9%		354,080,672
Other Assets Less Liabilities — 0.8%		1,721,379
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.6)%		(77,842,063)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (27.1)%		(59,219,529)

Net Assets Applicable to Common Shares — 100.0%		$218,740,459

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Variable rate security. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $18,113,291. See Note 4 of the Notes to Financial Statements for details.

(g)	Current yield as of period end.

(h)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1	1	$1	$1,319
FFI Institutional Tax-Exempt Fund	2,293,764	(2,293,764)	—	—	231
Total				$1	$1,550

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(35)	5-Year U.S. Treasury Note	September 2016	$4,270,547	$578
(31)	10-Year U.S. Treasury Note	September 2016	$4,124,453	2,796
(9)	Long U.S. Treasury Bond	September 2016	$1,569,938	(38,932)
(2)	Ultra U.S. Treasury Bond	September 2016	$381,062	(6,697)
Total				$(42,255)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,374	—	$3,374
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$45,629	—	$45,629

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(532,952)	—	$(532,952)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(18,127)	—	$(18,127)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,398,051

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$354,080,671	—	$354,080,671
Short-Term Securities	$1	—	—	1

Total	$1	$354,080,671	—	$354,080,672

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,374	—	—	$3,374
Liabilities:
Interest rate contracts	(45,629)	—	—	(45,629)

Total	$(42,255)	—	—	$(42,255)

[1] See above Schedule of Investments for values in each sector.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	33

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$116,550	—	—	$116,550
Liabilities:
Bank overdraft	—	$(79,888)	—	(79,888)
TOB Trust Certificates	—	(77,759,093)	—	(77,759,093)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

Total	$116,550	$(137,238,981)	—	$(137,122,431)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments July 31, 2016	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 126.4%
Corporate — 10.1%
County of Middlesex New Jersey Improvement Authority, RB, Senior Heldrich Center Hotel, Series A, 5.00%, 1/01/20	$535	$505,318
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	4,550	5,021,016
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
Series B, 5.63%, 11/15/30	485	563,662
Series A, 5.63%, 11/15/30	1,730	2,010,589
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, AMT, Series A, 5.70%, 10/01/39	7,900	8,951,332
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	2,430	2,753,336
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,754,250

		24,559,503
County/City/Special District/School District — 20.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,280	2,432,304
5.25%, 11/01/44	6,500	6,906,315
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 7/01/33	925	1,118,936
5.00%, 7/01/35	1,435	1,723,349
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/26	1,200	1,398,912
5.00%, 1/15/27	845	983,470
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/33	755	776,638
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	3,765	3,938,341
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,704,103
5.50%, 10/01/29	5,085	7,058,234
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	900	916,578
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	4,800	5,253,984
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	1,470	1,775,069
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,400	1,792,000
County of Monmouth New Jersey Improvement Authority, Refunding RB, Government Loan (AMBAC), 5.00%, 12/01/16	5	5,017
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,400	1,655,934
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	670	755,459
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	4,115	4,690,030
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	1,625	1,959,522

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County/City/Special District/School District (continued)
New Brunswick New Jersey Parking Authority, Refunding RB, City Guaranteed, Series A (BAM), 5.00%, 9/01/39	$735	$900,147

		49,744,342
Education — 27.6%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.20%, 10/01/44	235	244,905
Leap Academy Charter School, Series A, 6.30%, 10/01/49	375	392,104
MSU Student Housing Project Provide, 5.75%, 6/01/31	1,000	1,132,730
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,694,430
Team Academy Charter School Project, 6.00%, 10/01/33	2,835	3,320,182
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (a):
5.88%, 8/01/44	780	833,851
6.00%, 8/01/49	555	592,535
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	3,925	4,374,569
Montclair State University, Series J, 5.25%, 7/01/18 (b)	1,140	1,241,848
New Jersey Educational Facilities Authority, Refunding RB:
City of New Jersey University Issue, Series D, 4.00%, 7/01/34	535	584,209
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (b)	1,485	1,609,978
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	4,630	4,985,862
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	1,032,570
Kean University, Series A, 5.50%, 9/01/36	4,500	5,067,450
Montclair State University, Series A, 5.00%, 7/01/44	6,790	8,003,033
Montclair State University, Series B, 5.00%, 7/01/33	1,000	1,240,300
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,250	1,414,250
Ramapo College, Series B, 5.00%, 7/01/42	340	389,031
Rider University, Series A, 5.00%, 7/01/32	1,000	1,112,150
Rowan University, Series B (AGC), 5.00%, 7/01/18 (b)	1,800	1,952,226
Seton Hall University, Series D, 5.00%, 7/01/38	395	461,230
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (b)	1,300	1,530,997
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (b)	1,625	1,930,809
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	3,255	3,697,420
Series 1A, 5.00%, 12/01/25	675	710,586
Series 1A, 5.00%, 12/01/26	425	446,492
Series 1A, 5.25%, 12/01/32	900	983,313
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,500	1,784,985
5.00%, 7/01/42	3,040	3,589,723
5.00%, 7/01/45	2,935	3,441,610
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	5,870	6,920,554

		66,715,932

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	35

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health — 9.3%
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 2/15/34	$590	$688,188
New Jersey EDA, Refunding RB, Lions Gate Project:
5.00%, 1/01/34	500	535,465
5.25%, 1/01/44	315	339,224
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	925	988,658
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	1,420	1,710,234
Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,500	2,813,150
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	2,435	2,958,184
Princeton Healthcare System, 5.00%, 7/01/34	860	1,055,512
Princeton Healthcare System, 5.00%, 7/01/39	1,445	1,746,557
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,000	1,119,700
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	3,575	3,656,045
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	1,090	1,293,448
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	3,030	3,556,372

		22,460,737
Housing — 2.8%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	2,305	2,459,896
S/F Housing, Series AA, 6.50%, 10/01/38	130	134,553
S/F Housing, Series CC, 5.00%, 10/01/34	1,575	1,658,979
S/F Housing, Series U, AMT, 4.95%, 10/01/32	260	263,513
S/F Housing, Series U, AMT, 5.00%, 10/01/37	265	268,103
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/19 (b)	1,750	2,098,022

		6,883,066
State — 14.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM) (c):
0.00%, 11/01/23	1,460	1,261,586
0.00%, 11/01/28	4,540	3,364,458
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	2,000	2,421,380
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	9,090	9,189,445
School Facilities Construction (AGC), 5.50%, 12/15/18 (b)	2,345	2,612,471
School Facilities Construction (AGC), 5.50%, 12/15/34	1,320	1,444,291
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,215,742
New Jersey EDA, Refunding RB:
5.25%, 6/15/19 (b)	265	298,994
5.25%, 12/15/33	735	789,919
Cigarette Tax, 5.00%, 6/15/26	440	490,895
Cigarette Tax, 5.00%, 6/15/28	720	796,788
Cigarette Tax, 5.00%, 6/15/29	1,760	1,941,544
School Facilities Construction, Series AA, 5.50%, 12/15/29	3,000	3,300,120
School Facilities Construction, Series GG, 5.25%, 9/01/27	3,000	3,304,410

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (continued)
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	$2,300	$2,463,645
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	1,100	1,200,441

		36,096,129
Transportation — 39.5%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	2,620	3,107,949
Series D, 5.00%, 1/01/40	1,535	1,729,438
New Jersey EDA, RB, Goethals Bridge Replacement Project, Private Activity Bond, AMT:
5.38%, 1/01/43	9,420	10,959,793
(AGM), 5.00%, 1/01/31	1,000	1,166,170
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/17 (b)	2,500	2,549,500
Series A, 5.00%, 1/01/38	10,750	12,601,580
Series A, 5.00%, 1/01/43	610	713,200
Series E, 5.25%, 1/01/40	2,525	2,762,678
New Jersey State Turnpike Authority, Refunding RB, Series A, 5.00%, 1/01/35	1,000	1,162,350
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (c)	4,140	1,940,087
Transportation Program, Series AA, 5.00%, 6/15/38	5,935	6,586,248
Transportation Program, Series AA, 5.25%, 6/15/41	2,960	3,359,482
Transportation System, 6.00%, 12/15/38	1,950	2,152,254
Transportation System, Series A, 6.00%, 6/15/35	6,030	7,008,367
Transportation System, Series A, 5.88%, 12/15/38	3,650	4,017,957
Transportation System, Series A, 5.50%, 6/15/41	5,500	6,132,610
Transportation System, Series A (AGC), 5.63%, 12/15/28	1,250	1,392,763
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,086,800
Transportation System, Series AA, 5.50%, 6/15/39	5,520	6,247,039
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	6,510,550
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	2,700	3,176,145
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	2,300	2,494,120
152nd Series, AMT, 5.25%, 11/01/35	240	257,006
166th Series, 5.25%, 7/15/36	4,000	4,699,440
172nd Series, AMT, 5.00%, 10/01/34	1,500	1,727,100

		95,540,626
Utilities — 1.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/31 (c)	6,000	4,045,080
Total Municipal Bonds in New Jersey		306,045,415

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Municipal Bonds	Par (000)	Value
New York — 0.1%
Transportation — 0.1%
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, 5.00%, 10/15/41	$250	$281,523
Total Municipal Bonds — 126.5%		306,326,938

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New Jersey — 29.9%
County/City/Special District/School District — 6.7%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	1,440	1,780,877
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,820	14,455,191

		16,236,068
Education — 0.9%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/19 (b)	2,011	2,247,997
State — 7.0%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	7,138,677
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (b)	50	56,548
6.00%, 12/15/34	3,550	3,996,098
New Jersey EDA, Refunding RB, Series NN, School Facilities Construction, 5.00%, 3/01/29 (e)	5,230	5,792,431

		16,983,754

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New Jersey (continued)
Transportation — 15.3%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (e)	$8,820	$10,339,157
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,100	4,297,784
Series B, 5.25%, 6/15/36 (e)	5,001	5,531,966
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	11,257	12,676,057
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,764	4,030,389

		36,875,353
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.9%		72,343,172
Total Long-Term Investments (Cost — $341,088,436) — 156.4%		378,670,110

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.26% (f)(g)	4,170,614	4,170,614
Total Short-Term Securities (Cost — $4,170,614) — 1.7%		4,170,614
Total Investments (Cost — $345,259,050) — 158.1%		382,840,724
Other Assets Less Liabilities — 0.8%		1,950,740
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.8)%		(40,682,222)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.1)%		(101,975,458)

Net Assets Applicable to Common Shares — 100.0%		$242,133,784

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to September 1, 2020, is $14,345,934. See Note 4 of the Notes to Financial Statements for details.

(f)	During the year ended July 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at July 31, 2016	Value at July 31, 2016	Income
BIF New Jersey Municipal Money Fund	3,887,295	(3,887,295)	—	—	$251
BlackRock Liquidity Funds, MuniCash	—	4,170,614	4,170,614	$4,170,614	1,113
Total				$4,170,614	$1,364

(g)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(23)	5-Year U.S. Treasury Note	September 2016	$2,806,359	$1,566
(66)	10-Year U.S. Treasury Note	September 2016	$8,781,094	(28,975)
(25)	Long U.S. Treasury Bond	September 2016	$4,360,937	(123,018)
(3)	Ultra U.S. Treasury Bond	September 2016	$571,594	(29,066)
Total				$(179,493)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,566	—	$1,566
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$181,059	—	$181,059

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(899,261)	—	$(899,261)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(149,688)	—	$(149,688)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,001,732

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$378,670,110	—	$378,670,110
Short-Term Securities	$4,170,614	—	—	4,170,614

Total	$4,170,614	$378,670,110		$382,840,724

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2016

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$1,566	—	—	$1,566
Liabilities:
Interest rate contracts	(181,059)	—	—	(181,059)

Total	$(179,493)	—	—	$(179,493)

[1] See above Schedule of Investments for values in each sector.

[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$106,432	—	—	$106,432
Cash pledged for futures contracts	218,150	—	—	218,150
Liabilities:
TOB Trust Certificates	—	$(40,642,302)	—	(40,642,302)
VRDP Shares at Liquidation Value	—	(102,200,000)	—	(102,200,000)

Total	$324,582	$(142,842,302)	—	$(142,517,720)

During the year ended July 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	39

Statements of Assets and Liabilities

July 31, 2016	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Assets
Investments at value — unaffiliated[1]	$106,005,198	$110,085,520	$605,839,912	$354,080,671	$378,670,110
Investments at value — affiliated[2]	315,667	776,573	418,955	1	4,170,614
Cash	10,010	—	—	—	106,432
Cash pledged for futures contracts	70,450	42,000	199,500	116,550	218,150
Receivables:
Interest — unaffiliated	1,019,938	757,518	7,626,423	4,044,626	2,995,899
Dividends — affiliated	66	174	411	346	784
Prepaid expenses	74,214	24,488	43,679	53,505	44,532

Total assets	107,495,543	111,686,273	614,128,880	358,295,699	386,206,521

Accrued Liabilities
Bank overdraft	—	—	—	79,888	—
Payables:
Income dividends	209,650	286,010	1,495,042	1,064,433	1,072,878
Investment advisory fees	50,046	47,216	259,156	149,866	163,051
Interest expense and fees	10,369	1,051	162,518	82,970	39,920
Investments purchased	—	—	—	1,053,224	—
Officer’s and Directors’ fees	982	1,027	5,012	3,282	3,451
Other accrued expenses	68,571	65,319	133,993	104,283	104,864
Variation margin on futures contracts	23,344	13,484	64,110	38,672	70,813

Total accrued liabilities	362,962	414,107	2,119,831	2,576,618	1,454,977

Other Liabilities
TOB Trust Certificates	8,939,171	3,000,000	141,733,541	77,759,093	40,642,302
VRDP Shares at liquidation value of $100,000 per share, net of deferred offering costs[3,4,5]	29,481,557	37,139,104	105,681,075	59,219,529	101,975,458

Total other liabilities	38,420,728	40,139,104	247,414,616	136,978,622	142,617,760

Total liabilities	38,783,690	40,553,211	249,534,447	139,555,240	144,072,737

Net Assets Applicable to Common Shareholders	$68,711,853	$71,133,062	$364,594,433	$218,740,459	$242,133,784

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$59,574,221	$61,244,709	$302,387,717	$190,076,348	$205,904,374
Undistributed net investment income	404,589	436,312	2,703,193	3,146,327	4,363,744
Undistributed net realized gain (accumulated net realized loss)	(641,164)	(1,457,902)	5,497,815	(15,294,629)	(5,536,515)
Net unrealized appreciation (depreciation)	9,374,207	10,909,943	54,005,708	40,812,413	37,402,181

Net Assets Applicable to Common Shareholders	$68,711,853	$71,133,062	$364,594,433	$218,740,459	$242,133,784

Net asset value per Common Share	$16.32	$15.42	$17.07	$16.03	$16.93

[1] Investments at cost — unaffiliated	$96,578,096	$99,159,243	$551,756,467	$313,226,003	$341,088,436
[2] Investments at cost — affiliated	$315,667	$776,573	$418,955	$1	$4,170,614
[3] Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022
[4] Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
[5] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	1,536	1,985	8,059	1,000,000	5,782
[6] Common Shares outstanding, par value $0.10 per share	4,209,844	4,613,060	21,357,736	13,646,572	14,305,038
[7] Common Shares authorized	199,998,464	199,998,015	199,991,941	unlimited	199,994,218

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2016

Statements of Operations

Year Ended July 31, 2016	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Investment Income
Interest — unaffiliated	$3,847,289	$4,697,082	$23,727,571	$15,882,759	$16,282,967
Dividends — affiliated	344	737	834	1,550	1,364

Total income	3,847,633	4,697,819	23,728,405	15,884,309	16,284,331

Expenses
Investment advisory	569,215	548,559	2,908,906	1,748,757	1,876,549
Professional	76,147	44,295	97,707	75,713	75,232
Liquidity fees	58,369	—	—	—	—
Rating agency	41,660	36,628	36,763	36,697	36,757
Accounting services	17,597	19,008	72,845	47,130	53,165
Transfer agent	17,297	17,594	29,903	25,671	24,446
Registration	8,120	2,022	8,112	8,107	8,122
Officer and Directors	6,913	7,160	36,387	22,203	23,999
Remarketing fees on Preferred Shares	6,742	—	—	—	—
Printing	6,665	6,662	10,826	8,922	9,070
Custodian	6,092	6,757	23,805	15,384	17,436
Miscellaneous	23,021	19,368	32,442	34,058	31,097

Total expenses excluding interest expense, fees and amortization of offering costs	837,838	708,053	3,257,696	2,022,642	2,155,873
Interest expense, fees and amortization of offering costs[1]	326,906	425,617	2,224,044	1,271,614	1,466,328

Total expenses	1,164,744	1,133,670	5,481,740	3,294,256	3,622,201
Less:
Fees waived by the Manager	(1,001)	(216)	(946)	(418)	(627)
Fees paid indirectly	(15)	(61)	(388)	(87)	(34)

Total expenses after fees waived and paid indirectly	1,163,728	1,133,393	5,480,406	3,293,751	3,621,540

Net investment income	2,683,905	3,564,426	18,247,999	12,590,558	12,662,791

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	825,735	426,098	6,860,285	563,328	523,987
Futures contracts	(227,044)	(71,325)	(751,204)	(532,952)	(899,261)

	598,691	354,773	6,109,081	30,376	(375,274)

Net change in unrealized appreciation (depreciation) on:
Investments	3,532,937	3,095,406	12,635,016	6,328,068	13,990,619
Futures contracts	(33,737)	(16,334)	(45,402)	(18,127)	(149,688)

	3,499,200	3,079,072	12,589,614	6,309,941	13,840,931

Net realized and unrealized gain	4,097,891	3,433,845	18,698,695	6,340,317	13,465,657

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,781,796	$6,998,271	$36,946,694	$18,930,875	$26,128,448

[1] Related to TOB Trusts and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	41

Statements of Changes in Net Assets

	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)		BlackRock MuniYield Arizona Fund, Inc. (MZA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$2,683,905	$2,865,917	$3,564,426	$3,680,745
Net realized gain	598,691	103,666	354,773	184,130
Net change in unrealized appreciation (depreciation)	3,499,200	85,707	3,079,072	854,903

Net increase in net assets applicable to Common Shareholders resulting from operations	6,781,796	3,055,290	6,998,271	4,719,778

Distributions to Common Shareholders[1]
From net investment income	(2,786,917)	(2,904,792)	(3,773,605)	(3,832,120)

Capital Share Transactions
Reinvestment of common distributions	—	—	200,695	207,413

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	3,994,879	150,498	3,425,361	1,095,071
Beginning of year	64,716,974	64,566,476	67,707,701	66,612,630

End of year	$68,711,853	$64,716,974	$71,133,062	$67,707,701

Undistributed net investment income, end of year	$404,589	$597,157	$436,312	$639,004

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniYield California Fund, Inc. (MYC)		BlackRock MuniYield Investment Fund (MYF)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$18,247,999	$18,653,923	$12,590,558	$12,953,591
Net realized gain (loss)	6,109,081	5,072,962	30,376	(339,095)
Net change in unrealized appreciation (depreciation)	12,589,614	(5,204,709)	6,309,941	1,264,586

Net increase in net assets applicable to Common Shareholders resulting from operations	36,946,694	18,522,176	18,930,875	13,879,082

Distributions to Common Shareholders[1]
From net investment income	(18,783,114)	(19,157,149)	(13,236,904)	(13,154,104)
From net realized gain	(2,830,415)	—	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(21,613,529)	(19,157,149)	(13,236,904)	(13,154,104)

Capital Share Transactions
Reinvestment of common distributions	412,727	—	355,675	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	15,745,892	(634,973)	6,049,646	724,978
Beginning of year	348,848,541	349,483,514	212,690,813	211,965,835

End of year	$364,594,433	$348,848,541	$218,740,459	$212,690,813

Undistributed net investment income, end of year	$2,703,193	$2,960,697	$3,146,327	$3,784,008

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	43

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)
	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$12,662,791	$12,891,898
Net realized loss	(375,274)	(350,927)
Net change in unrealized appreciation (depreciation)	13,840,931	(1,169,028)

Net increase in net assets applicable to Common Shareholders resulting from operations	26,128,448	11,371,943

Distributions to Common Shareholders[1]
From net investment income	(12,965,501)	(12,856,035)

Capital Share Transactions
Reinvestment of common distributions	342,581	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	13,505,528	(1,484,092)
Beginning of year	228,628,256	230,112,348

End of year	$242,133,784	$228,628,256

Undistributed net investment income, end of year	$4,363,744	$4,694,260

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2016

Statements of Cash Flows

Year Ended July 31, 2016	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$6,781,796	$6,998,271	$36,946,694	$18,930,875	$26,128,448
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	21,566,822	14,065,350	156,411,469	41,435,976	36,275,680
Purchases of long-term investments	(24,946,200)	(14,234,348)	(181,803,468)	(45,986,710)	(36,940,647)
Net proceeds from sales (purchases) of short-term securities	655,153	297,532	3,314,488	2,293,763	(283,319)
Amortization of premium and accretion of discount on investments and other fees	609,212	306,300	3,039,215	967,762	918,181
Net realized gain on investments	(825,735)	(426,098)	(6,860,285)	(563,328)	(523,987)
Net unrealized gain on investments	(3,532,937)	(3,095,406)	(12,635,016)	(6,328,068)	(13,990,619)
(Increase) decrease in assets:
Cash pledged for futures contracts	(7,000)	(42,000)	(98,250)	90,000	37,000
Receivables:
Interest — unaffiliated	(21,070)	40,889	245,041	3,458	19,966
Dividends — affiliated	(66)	(174)	(411)	(346)	(784)
Prepaid expenses	(12,374)	(1,621)	(14,910)	(26,139)	(16,929)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	3,245	1,390	16,433	2,600	6,607
Interest expense and fees	9,100	918	136,835	63,766	27,756
Other accrued expenses	27,714	5,474	20,192	12,611	13,504
Variation margin on futures contracts	(4,562)	13,484	19,579	(52,172)	(41,406)
Officer’s and Directors’ fees	208	201	756	607	500

Net cash provided by (used for) operating activities	303,306	3,930,162	(1,261,638)	10,844,655	11,629,951

Cash Provided by (Used for) Financing Activities
Cash dividends paid to Common Shareholders	(2,819,333)	(3,606,655)	(21,284,412)	(12,927,163)	(12,621,378)
Repayments of TOB Trust Certificates	—	(330,000)	(17,125,370)	(295,654)	—
Proceeds from TOB Trust Certificates	2,520,000	—	39,662,582	2,290,998	1,088,783
Proceeds from Loan for TOB Trust Certificates	—	—	9,875,370	—	—
Repayments of Loan for TOB Trust Certificates	—	—	(9,875,370)	—	—
Increase in bank overdraft	—	—	—	79,888	—
Amortization of deferred offering costs	6,037	6,493	8,838	7,276	9,076

Net cash provided by (used for) financing activities	(293,296)	(3,930,162)	1,261,638	(10,844,655)	(11,523,519)

Cash
Net increase in cash	10,010	—	—	—	106,432
Cash at beginning of year	—	—	—	—	—

Cash at end of year	$10,010	—	—	—	$106,432

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$311,769	$418,206	$2,078,371	$1,200,572	$1,429,496

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$200,695	$412,727	$355,675	$342,581

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	45

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
	2016	2015		2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.37	$15.34		$14.54		$15.97	$14.51

Net investment income[1]	0.64	0.68		0.69		0.72	0.74
Net realized and unrealized gain (loss)	0.97	0.04		0.84		(1.40)	1.48
Distributions to AMPS Shareholders from net investment income	—	—		—		—	(0.02)

Net increase (decrease) from investment operations	1.61	0.72		1.53		(0.68)	2.20

Distributions to Common Shareholders from net investment income[2]	(0.66)	(0.69)		(0.73)		(0.75)	(0.74)

Net asset value, end of year	$16.32	$15.37		$15.34		$14.54	$15.97

Market price, end of year	$15.75	$14.07		$13.64		$13.06	$15.80

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.97%	5.23%		11.40%		(4.38)%	15.73%

Based on market price	16.99%	8.34%		10.27%		(13.18)%	28.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	1.74%		1.80%		1.79%	1.82%	[4]

Total expenses after fees waived and paid indirectly	1.75%	1.74%		1.80%		1.78%	1.81%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.26%	1.59%	[6]	1.63%	[6]	1.57% [6]	1.57%	[4,6]

Net investment income	4.03%	4.38%		4.66%		4.59%	4.86%	[4]

Distributions to AMPS Shareholders	—	—		—		—	0.11%

Net investment income to Common Shareholders	4.03%	4.38%		4.66%		4.59%	4.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$68,712	$64,717		$64,566		$61,214	$67,159

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600		$29,600		$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$332,135	$318,638		$318,130		$306,806	$326,888

Borrowings outstanding, end of year (000)	$8,939	$6,419		$5,759		$5,538	$6,208

Portfolio turnover rate	21%	15%		21%		21%	27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual years determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the years ended July 31, 2016, July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.16%, 1.14%, 1.14%, 1.13% and 1.18%, respectively.

See Notes to Financial Statements.

46	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.72	$14.52	$13.57	$15.12	$13.38

Net investment income[1]	0.77	0.80	0.81	0.83	0.80
Net realized and unrealized gain (loss)	0.75	0.23	0.97	(1.55)	1.77

Net increase (decrease) from investment operations	1.52	1.03	1.78	(0.72)	2.57

Distributions to Common Shareholders from net investment income[2]	(0.82)	(0.83)	(0.83)	(0.83)	(0.83)

Net asset value, end of year	$15.42	$14.72	$14.52	$13.57	$15.12

Market price, end of year	$17.68	$16.90	$15.00	$13.33	$15.61

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.11%	6.97%	13.63%	(5.08)%	19.86%

Based on market price	9.96%	18.88%	19.50%	(9.69)%	29.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.63%	1.69%	1.66%	1.96%

Total expenses after fees waived and paid indirectly	1.64%	1.63%	1.69%	1.66%	1.96%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	1.02%	1.05%	1.06%	1.03%	1.58%	[5]

Net investment income to Common Shareholders	5.15%	5.41%	5.85%	5.53%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$71,133	$67,708	$66,613	$62,167	$69,071

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$290,705	$281,522	$278,586	$266,667	$285,177

Borrowings outstanding, end of year (000)	$3,000	$3,330	$3,330	$3,330	$3,330

Portfolio turnover rate	13%	16%	13%	16%	26%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	47

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$16.38	$14.96	$16.97	$14.38

Net investment income[1]	0.86	0.87	0.91	0.91	0.94
Net realized and unrealized gain (loss)	0.87	—	1.46	(1.97)	2.60

Net increase (decrease) from investment operations	1.73	0.87	2.37	(1.06)	3.54

Distributions to Common Shareholders:[2]
From net investment income	(0.88)	(0.90)	(0.95)	(0.95)	(0.95)
From net realized gain	(0.13)	—	—	—	—

Total distributions to Common Shareholders	(1.01)	(0.90)	(0.95)	(0.95)	(0.95)

Net asset value, end of year	$17.07	$16.35	$16.38	$14.96	$16.97

Market price, end of year	$17.43	$15.47	$14.87	$13.94	$17.31

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.07%	5.75%	16.87%	(6.61)%	25.45%

Based on market price	19.86%	10.21%	13.86%	(14.68)%	38.46%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.37%	1.43%	1.46%	1.64%

Total expenses after fees waived and paid indirectly	1.55%	1.37%	1.42%	1.45%	1.64%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[4]	0.92%	0.89%	0.92%	0.92%	1.21% [5]

Net investment income to Common Shareholders	5.15%	5.29%	5.88%	5.39%	5.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$364,594	$348,849	$349,484	$319,144	$361,341

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$444,282	$429,413	$430,013	$401,364	$441,209

Borrowings outstanding, end of year (000)	$141,734	$119,196	$83,283	$116,775	$116,856

Portfolio turnover rate	27%	32%	23%	27%	48%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual years determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

48	ANNUAL REPORT	JULY 31, 2016

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$15.61	$15.56	$14.26	$16.30	$13.71

Net investment income[1]	0.92	0.95	0.96	0.94	0.93
Net realized and unrealized gain (loss)	0.47	0.07	1.29	(2.03)	2.60

Net increase (decrease) from investment operations	1.39	1.02	2.25	(1.09)	3.53

Distribution to Common Shareholders from net investment income[2]	(0.97)	(0.97)	(0.95)	(0.95)	(0.94)

Net asset value, end of year	$16.03	$15.61	$15.56	$14.26	$16.30

Market price, end of year	$17.02	$14.67	$14.56	$13.55	$16.52

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.24%	6.88%	16.75%	(7.14)%	26.55%

Based on market price	23.41%	7.34%	14.98%	(12.94)%	34.44%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.46%	1.52%	1.55%	1.66%

Total expenses after fees waived and paid indirectly	1.53%	1.46%	1.52%	1.55%	1.66%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[4]	0.94%	0.94%	0.97%	0.97%	1.22%	[5]

Net investment income to Common Shareholders	5.86%	6.00%	6.56%	5.82%	6.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$218,740	$212,691	$211,966	$194,317	$221,778

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$468,250	$458,065	$456,845	$427,133	$473,363

Borrowings outstanding, end of year (000)	$77,759	$75,764	$75,865	$85,029	$86,374

Portfolio turnover rate	11%	13%	18%	33%	34%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual years determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[5]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2016	49

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.01	$16.11	$14.92	$16.92	$14.84

Net investment income[1]	0.89	0.90	0.90	0.89	0.86
Net realized and unrealized gain (loss)	0.94	(0.10)	1.21	(1.94)	2.11
Distributions to VRDP Shareholders from net realized gain	—	—	—	(0.00)[2]	—

Net increase (decrease) from investment operations	1.83	0.80	2.11	(1.05)	2.97

Distributions to Common Shareholders:[3]
From net investment income	(0.91)	(0.90)	(0.89)	(0.89)	(0.89)
From net realized gain	—	—	(0.03)	(0.06)	—

Total distributions to Common Shareholders	(0.91)	(0.90)	(0.92)	(0.95)	(0.89)

Net asset value, end of year	$16.93	$16.01	$16.11	$14.92	$16.92

Market price, end of year	$17.49	$14.72	$14.67	$13.74	$17.07

Total Return Applicable to Common Shareholders[4]
Based on net asset value	11.95%	5.52%	15.27%	(6.51)%	20.72%

Based on market price	25.78%	6.54%	13.99%	(14.66)%	33.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	1.50%	1.57%	1.48%	1.61%

Total expenses after fees waived and paid indirectly	1.55%	1.50%	1.57%	1.48%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.92%	0.93%	0.95%	0.92%	1.28% [6]

Net investment income	5.43%	5.51%	5.89%	5.32%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$242,134	$228,628	$230,112	$213,099	$240,759

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$102,200	$102,200	$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$336,922	$323,707	$325,159	$308,511	$335,577

Borrowings outstanding, end of year (000)	$40,642	$39,554	$39,554	$39,555	$26,813

Portfolio turnover rate	10%	11%	19%	7%	23%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual years determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%.

See Notes to Financial Statements.

50	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Non-diversified
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Non-diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors/Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Funds have adopted the Financial Accounting Standards Board Accounting Standards Updates, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Funds.

ANNUAL REPORT	JULY 31, 2016	51

Notes to Financial Statements (continued)

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

	MNE	MZA	MYC	MYF	MYJ
Deferred offering costs	$118,443	$160,896	$218,925	$180,471	$224,542
Amortization of deferred offering costs	$6,037	$6,493	$8,838	$7,276	$9,076

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

52	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB Trust transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended July 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to a Fund’s TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured

ANNUAL REPORT	JULY 31, 2016	53

Notes to Financial Statements (continued)

borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended July 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$18,441,979	$8,939,171	0.44% - 0.59%	$7,365,810	0.81%
MZA	$6,847,230	$3,000,000	0.46% - 0.47%	$3,288,525	0.71%
MYC	$322,691,212	$141,733,541	0.46% - 0.59%	$122,129,785	0.81%
MYF	$152,127,922	$77,759,093	0.46% - 1.02%	$75,556,494	0.78%
MYJ	$72,343,172	$40,642,302	0.47% - 0.69%	$39,804,269	0.89%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2016.

54	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

For the year ended July 31, 2016, the following table is a summary of the Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
MYC	—	—	$275,358	0.84%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as interest rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fees	0.55%	0.50%	0.50%	0.50%	0.50%

“Net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2016, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$1,001	$216	$946	$418	$627

Officers and Directors

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

ANNUAL REPORT	JULY 31, 2016	55

Notes to Financial Statements (continued)

Other Transactions

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended July 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
MNE	$625,009	—	—

7. Purchases and Sales:

For the year ended July 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$24,946,200	$14,234,348	$178,978,643	$47,039,934	$36,940,647
Sales	$21,566,822	$14,065,350	$156,411,469	$39,629,568	$36,275,680

8. Income Tax Information

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the sale of bonds received from tender option bond trusts and the characterization of expenses were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	$(6,037)	$(6,491)	$(8,838)	$(7,276)	$(9,077)
Undistributed net investment income	$(89,556)	$6,487	$277,611	$8,665	$(27,806)
Undistributed net realized gain (accumulated net realized loss)	$95,593	$4	$(268,773)	$(1,389)	$36,883

The tax character of distributions paid was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income[1]	7/31/16	$3,045,051	$4,166,539	$19,808,936	$13,862,738	$13,933,506
	7/31/15	$2,938,643	$4,201,232	$20,205,500	$13,742,031	$13,867,871
Ordinary income[2]	7/31/16	34	218	622,928	258	113,116
	7/31/15	3,398	187	146	182	28
Long-term capital gains[3]	7/31/16	—	—	2,365,009	—	—

Total	7/31/16	$3,045,085	$4,166,757	$22,796,873	$13,862,996	$14,046,622

	7/31/15	$2,942,041	$4,201,419	$20,205,646	$13,742,213	$13,867,899

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2016, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2016, as capital gain dividends.

As of period end, the tax components of accumulated net earnings were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$152,416	$451,052	$2,480,068	$2,045,159	$3,707,545
Undistributed ordinary income	14,209	—	1,460,675	328	—
Undistributed long-term capital gains	—	—	4,608,444	—	—
Capital loss carryforwards	(110,767)	(1,498,410)	—	(13,822,742)	(4,517,847)
Net unrealized gains[1]	9,081,774	10,935,711	53,657,529	40,441,366	37,039,712

Total	$9,137,632	$9,888,353	$62,206,716	$28,664,111	$36,229,410

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts and treatment of residual interests in TOB trusts.

56	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

As of July 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MNE	MZA	MYF	MYJ
No expiration date[2]	—	$613,415	$6,617,267	$4,517,847
2018	$110,767	816,347	7,205,475	—
2019	—	68,648	—	—

Total	$110,767	$1,498,410	$13,822,742	$4,517,847

[2]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MNE	$668,411
MZA	$338,443
MYF	$11,407

As of July 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost.	$88,299,920	$96,926,382	$410,867,796	$235,880,215	$305,158,692

Gross unrealized appreciation	$9,427,102	$10,978,897	$54,198,547	$40,902,420	$37,731,597
Gross unrealized depreciation	(345,328)	(43,186)	(541,017)	(461,056)	(691,867)

Net unrealized appreciation	$9,081,774	$10,935,711	$53,657,530	$40,441,364	$37,039,730

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

ANNUAL REPORT	JULY 31, 2016	57

Notes to Financial Statements (continued)

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MNE, MZA, MYC and MYJ invests a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MNE, MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. MYC invested a significant portion of its assets in securities in the country, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10 except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, including AMPS.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MNE	MZA	MYC	MYF	MYJ
2016	—	12,268	24,607	22,435	20,556
2015	—	13,508	—	—	—

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s

58	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (continued)

Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$29,600,000	10/01/41
MZA	5/19/11	373	$37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreements between MZA, MYC, MYF and MYJ, and the liquidity provider are for a 364 day term and were scheduled to expire on July 7, 2016. MZA, MYC, MYF and MYJ renewed the fee agreements for an additional 364 day term which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012. The initial fee agreement was subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 21, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and was scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In connection with the designation of a special rate period (as described below), the fee agreement was subsequently extended until October 22, 2018, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, the VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Funds’ VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

ANNUAL REPORT	JULY 31, 2016	59

Notes to Financial Statements (continued)

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa2 for MNE, MZA, MYC and MYJ and Aa1 for MYF from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the year ended July 31, 2016, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rate	0.87%	1.05%	1.12%	1.05%	1.06%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating.

Special Rate Period: On June 21, 2012, MZA, MYC, MYF and MYJ commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. In June 2015, the special rate period was extended to June 22, 2016. In June 2016, the special rate period was extended to June 21, 2017. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for the VRDP Funds were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to June 21, 2017, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

On October 22, 2015, MNE commenced a term ending April 18, 2018 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for the VRDP Funds were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. Prior to April 18, 2018, the holder of the VRDP Shares and MNE may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2016, VRDP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

60	ANNUAL REPORT	JULY 31, 2016

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MNE	$0.0498	$0.0498	VRDP	W-7	$34,671
MZA	$0.0620	$0.0620	VRDP	W-7	$43,690
MYC	$0.0700	$0.0700	VRDP	W-7	$124,042
MYF	$0.0780	$0.0780	VRDP	W-7	$69,576
MYJ	$0.0750	$0.0750	VRDP	W-7	$119,708

[1]	Net investment income dividend paid on September 1, 2016 to Common Shareholders of record on August 15, 2016.

[2]	Net investment income dividend declared on September 1, 2016, payable to Common Shareholders of record on September 15, 2016.

[3]	Dividends declared for period August 1, 2016 to August 31, 2016.

ANNUAL REPORT	JULY 31, 2016	61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 26, 2016

62	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each an “Agreement,” and, collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is also referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each Fund considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each Fund has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board of each Fund in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by

1 Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2016	63

Disclosure of Investment Advisory Agreements (continued)

BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Fund to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement for its Fund, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Board of each Fund was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Fund received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Fund as compared to other funds in its applicable Broadridge category and its Customized Peer Group. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

64	ANNUAL REPORT	JULY 31, 2016

Disclosure of Investment Advisory Agreements (continued)

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MNE noted that for the one-, three- and five-year periods reported, MNE ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MNE. The Composite measures a blend of total return and yield.

The Board of MZA noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA. The Composite measures a blend of total return and yield.

The Board of MYF noted that for the one-, three- and five-year periods reported, MYF ranked in the second, third and first quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF. The Composite measures a blend of total return and yield.

The Board of MYJ noted that for each of the one-, three- and five-year periods reported, MYJ ranked first out of three funds, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ. The Composite measures a blend of total return and yield.

The Board of MYC noted that for the one-, three- and five-year periods reported, MYC ranked in the fourth, third and fourth quartiles, respectively, against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC. The Composite measures a blend of total return and yield. The Board of MYC and BlackRock reviewed and discussed the reasons for MYC’s underperformance during these periods. The Board was informed that, among other things, the primary detractors from performance were a below market dividend distribution rate and a lower relative duration posture.

The Board of MYC and BlackRock discussed BlackRock’s strategy for improving MYC’s investment performance. Discussions covered topics such as: investment risks undertaken by MYC; performance attribution; MYC’s investment personnel; and the resources appropriate to support MYC’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board reviewed BlackRock’s profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Fund’s Agreement and to continue to provide the high quality of services that is expected by the Board.

ANNUAL REPORT	JULY 31, 2016	65

Disclosure of Investment Advisory Agreements (concluded)

Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Boards of MYC, MYF, and MYJ noted that each of its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board of MZA noted that MZA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board of MNE noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Fund’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

66	ANNUAL REPORT	JULY 31, 2016

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	JULY 31, 2016	67

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	74 RICs consisting of 74 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	74 RICs consisting of 74 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	74 RICs consisting of 74 Portfolios	None
Cynthia L. Egan 1955	Director	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	74 RICs consisting of 74 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	74 RICs consisting of 74 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	74 RICs consisting of 74 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

68	ANNUAL REPORT	JULY 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Other Investment Company Directorships During Past Five Years
Independent Directors[2]
W. Carl Kester 1951	Director	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	74 RICs consisting of 74 Portfolios	None
Catherine A. Lynch 1961	Director	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	74 RICs consisting of 74 Portfolios	None
Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	100 RICs consisting of 218 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 316 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 128 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

ANNUAL REPORT	JULY 31, 2016	69

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock, Inc. since 2009; Assistant Secretary of the funds in the Closed-End Complex from 2008 to 2012.
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Funds.

As of the date of this report:

•	The portfolio managers of MZA are Michael Kalinoski and Walter O’Connor.
•	The portfolio managers of MYF are Ted Jaeckel and Walter O’Connor.
•	The portfolio managers of MYJ are Timothy Browse and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Barclays Capital, Inc.[1] New York, NY 10019 Citigroup Global Markets Inc.[2] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

VRDP Liquidity Provider Barclays Bank PLC[1] New York, NY 10019 Citibank, N.A.[2] New York, NY 10179

[1]	For MNE.

[2]	For all Funds except MNE.

70	ANNUAL REPORT	JULY 31, 2016

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,797,075	252,819	0	3,797,075	252,819	0	3,839,460	210,434	0
MZA	4,006,259	180,184	0	4,014,255	172,188	0	4,084,387	102,056	0
MYC	19,440,593	704,620	0	19,446,382	698,831	0	19,520,554	624,659	0
MYF	12,128,520	363,657	44,827	12,133,709	358,436	44,859	12,136,493	329,533	70,978
MYJ	12,908,812	428,311	0	12,899,833	437,290	0	12,949,913	387,210	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	296	0	0	3,797,075	252,819	0	3,797,075	252,819	0
MZA	373	0	0	3,967,220	219,223	0	4,084,387	102,056	0
MYC	1,059	0	0	19,445,497	699,716	0	19,476,342	668,871	0
MYF	594	0	0	12,085,248	378,329	73,427	11,683,112	765,545	88,347
MYJ	1,022	0	0	12,868,059	469,064	0	12,900,628	436,495	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	296	0	0	3,839,460	210,434	0	3,840,397	209,497	0
MZA	373	0	0	4,078,657	107,786	0	4,013,042	173,401	0
MYC	1,059	0	0	19,520,444	624,769	0	19,512,332	632,881	0
MYF	594	0	0	12,135,470	330,555	70,979	12,112,070	352,010	72,924
MYJ	1,022	0	0	13,013,627	323,496	0	13,121,170	215,953	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,796,137	253,757	0	3,840,397	209,497	0
MZA	4,088,792	97,651	0	4,009,850	176,593	0
MYC	19,472,973	672,240	0	19,515,363	629,850	0
MYF	12,106,384	357,643	72,977	12,097,396	342,200	97,408
MYJ	13,057,772	279,351	0	12,978,307	358,816	0

¹	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2016	71

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as noted on page 70, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016 onwards, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration, a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to the Funds’ duration reported for any periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

72	ANNUAL REPORT	JULY 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2016	73

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New Jersey Fund, Inc.	$31,963	$31,963	$0	$0	$13,362	$13,362	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield New Jersey Fund, Inc.	$13,362	$13,362

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock and Timothy Browse, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. O’Connor and Browse have been members of the registrant’s portfolio management team since 2006 and 2016, respectively.

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.

(a)(2)	As of July 31, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Walter O’Connor, CFA	41	0	0	0	0	0
	$22.76 Billion	$0	$0	$0	$0	$0
Timothy Browse	15	0	0	0	0	0
	$4.30 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of July 31, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Timothy Browse	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New Jersey Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield New Jersey Fund, Inc.

Date: October 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield New Jersey Fund, Inc.

Date: October 3, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield New Jersey Fund, Inc.

Date: October 3, 2016